UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):
June 12, 2013

MPG OFFICE TRUST, INC.
(Exact name of registrant as specified in its charter)

Maryland (State or other jurisdiction of incorporation)	001-31717 (Commission File Number)	04-3692625 (IRS Employer Identification Number)

355 South Grand Avenue, Suite 3300 Los Angeles, California (Address of principal executive offices)	90071 (Zip Code)

(Registrant’s telephone number, including area code)
213-626-3300

N/A
(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

TABLE OF CONTENTS

	Item 8.01	Other Events.
	Item 9.01	Financial Statements and Exhibits.

Signatures

Exhibit 23.1	Consent of KPMG LLP
Exhibit 99.1	Restated 2012 Financial Statements and Supplementary Data
Exhibit 99.2	Restated 2012 Selected Financial Data and Management’s Discussion and Analysis of Financial Condition and Results of Operations

Section 8 – Other Events

Item 8.01	Other Events.

Restatement of Item 8 to Annual Report on Form 10-K for the Year Ended December 31, 2012

In conformity with the requirements of Regulation S-X, Rule 3.05 (b)(2), MPG Office Trust, Inc. is filing this Current Report on Form 8-K to restate the consolidated financial statements and related notes of MPG Office Trust, Inc. and its subsidiaries (the “Company”) as of and for the three-year period ended December 31, 2012 as reported in Part II, Item 8 of its Annual Report on Form 10-K filed with the Securities and Exchange Commission (the “SEC”) on March 18, 2013 (the “2012 Form 10-K”) to reflect the reclassification of the results of operations of US Bank Tower and the Westlawn off-site parking garage to discontinued operations in the Company’s Quarterly Report on Form 10-Q filed with the SEC on May 9, 2013. The restated consolidated financial statements and related notes are attached herewith as Exhibit 99.1. The reclassification of the results of operations of US Bank Tower and the Westlawn off-site parking garage had no effect on the Company’s historical reported consolidated balance sheets, net income (loss), earnings (loss) per share, or statements of comprehensive income/(loss), deficit and cash flows as of and for the three-year period ended December 31, 2012.

Restatement of Items 6 and 7 to Annual Report on Form 10-K for the Year Ended December 31, 2012

The Company is also filing this Current Report on Form 8-K to restate the selected financial data reported in Part II, Item 6 and the management’s discussion and analysis of financial condition and results of operations (“MD&A”) reported in Part II, Item 7 of the 2012 Form 10-K to reflect the reclassification of the results of operations of US Bank Tower and the Westlawn off-site parking garage to discontinued operations in the Company’s Quarterly Report on Form 10-Q filed with the SEC on May 9, 2013. The restated selected financial data and MD&A are attached herewith as Exhibit 99.2.

The information set forth in Exhibits 99.1 and 99.2 continues to report and disclose information as of March 18, 2013, the date the 2012 Form 10-K was filed, and the Company has not updated or amended the disclosures contained therein to reflect events that have occurred since the filing of the 2012 Form 10-K, or modified or updated those disclosures in any way other than as required to reflect US Bank Tower and the Westlawn off-site parking garage as discontinued operations and subsequent events requiring disclosure through June 12, 2013. Accordingly, Exhibits 99.1 and 99.2 should be read in conjunction with the Company’s filings made with the SEC subsequent to the filing of the 2012 Form 10-K.

Forward-Looking Statements

Certain written and oral statements made or incorporated by reference from time to time by us or our representatives in this Current Report on Form 8-K, other filings or reports filed with the SEC, press releases, conferences, or otherwise, are “forward-looking statements” within the meaning of the Private Securities Litigation Reform Act of 1995 (set forth in Section 27A of the Securities Act of 1933, as amended (the “Securities Act”), and Section 21E of the Securities Exchange Act of 1934, as amended (the “Exchange Act”). In particular, statements relating to our ability to consummate the proposed merger and the timing of the closing of the proposed merger, our liquidity and capital resources, potential asset dispositions and loan modification efforts, portfolio performance and results of operations contain forward-looking statements. Furthermore, all of the statements regarding future financial performance (including market conditions and demographics) are forward-looking statements. We are including this cautionary statement to make applicable and take advantage of the safe harbor provisions of the Private Securities Litigation Reform Act of 1995 for any such forward-looking statements. We caution investors that any forward-looking statements presented in this Current Report on Form 8-K, or that management may make orally or in writing from time to time, are based on management’s beliefs and assumptions made by, and information currently available to, management. When used, the words “anticipate,” “believe,” “expect,” “intend,” “may,” “might,” “plan,” “estimate,” “project,” “should,” “could,” “will,” “result,” “seeks” and similar expressions that do not relate solely to historical matters are intended to identify forward-looking statements. Such statements are subject to risks, uncertainties and assumptions and may be affected by known and unknown risks, trends, uncertainties and factors that are beyond our control. Should one or more of these risks or uncertainties materialize, or should underlying assumptions prove incorrect, actual results may vary materially from those anticipated, estimated or projected. We expressly disclaim any responsibility to update forward-looking statements, whether as a result of new information, future events or otherwise. Accordingly, investors should use caution in relying on past forward-looking statements, which were based on results and trends at the time they were made, to anticipate future results or trends.

Some of the risks and uncertainties that may cause our actual results, performance, liquidity or achievements to differ materially from those expressed or implied by forward-looking statements include, among others, the following:

•	Our ability to consummate the proposed merger and the timing of the closing of the proposed merger;

•	Our liquidity situation, including our failure to obtain additional capital or extend or refinance debt maturities;

•	Our failure to reduce our significant level of indebtedness;

•	Risks associated with the timing and consequences of loan defaults;

•	Risks associated with our loan modification and asset disposition efforts, including potential tax ramifications;

•	Risks associated with our ability to dispose of properties with potential value above the debt, if and when we decide to do so, at prices or terms set by or acceptable to us;

•	Decreases in the market value of our properties;

•	Decreased rental rates, increased lease concessions or failure to achieve occupancy targets;

•	Defaults on or non-renewal of leases by tenants;

•	Our dependence on significant tenants;

•	Adverse economic or real estate developments in Southern California, particularly in the LACBD;

•	Disruption of credit markets or a global economic slowdown;

•	Potential loss of key personnel (most importantly, members of senior management);

•	Increased interest rates and operating costs;

•	Our failure to maintain our status as a REIT;

•	Our ability to utilize our net operating loss carryforwards and certain other tax attributes may be limited under certain circumstances;

•	Environmental uncertainties and risks related to earthquakes and other natural disasters;

•	Future terrorist attacks in the U.S.;

•	Risks associated with our organizational structure; and

•	Changes in real estate and zoning laws and increases in real property tax rates.

Additional material risk factors are discussed in our Quarterly Report on Form 10-Q filed with the SEC on May 9, 2013 and in the 2012 Form 10-K. Those risks are also relevant to our performance and financial condition. Moreover, we operate in a highly competitive and rapidly changing environment. New risk factors emerge from time to time, and it is not possible for management to predict all such risk factors, nor can it assess the impact of all such risk factors on our business or the extent to which any factor, or combination of factors, may cause actual results to differ materially from those contained in any forward-looking statements. Given these risks and uncertainties, investors should not place undue reliance on forward-looking statements as a prediction of actual results.

Section 9 – Financial Statements and Exhibits

Item 9.01	Financial Statements and Exhibits.

(a)	Financial statements of businesses acquired: None.

(b)	Pro forma financial information: None.

(c)	Shell company transactions: None.

(d)	Exhibits:

The following exhibits are either filed or furnished with this Current Report on Form 8-K:

Exhibit No.	Description

23.1*	Consent of KPMG LLP
99.1*	Restated 2012 Financial Statements and Supplementary Data
99.2*	Restated 2012 Selected Financial Data and Management’s Discussion and Analysis of Financial Condition and Results of Operations
101.INS**	XBRL Instance Document
101.SCH**	XBRL Taxonomy Extension Schema Document
101.CAL**	XBRL Taxonomy Extension Calculation Linkbase Document
101.DEF**	XBRL Taxonomy Extension Definition Linkbase Document
101.LAB**	XBRL Taxonomy Extension Label Linkbase Document
101.PRE**	XBRL Taxonomy Extension Presentation Linkbase Document
_________

*	Filed herewith.

**	Furnished herewith.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

MPG OFFICE TRUST, INC. Registrant

/s/ PEGGY M. MORETTI
Peggy M. Moretti Executive Vice President, Investor and Public Relations & Chief Administrative Officer

Dated:   As of June 12, 2013